Segment Information	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
Segment Information	Segment Information
The Company operates and manages its continuing operations business as a single segment for the purposes of assessing performance and making operating decisions. We are a pure-play lottery business that derives revenues from providing sales, operations, product development, technology, and support to worldwide traditional lottery and iLottery customers. The chief operating decision maker (“CODM”) is our Chief Executive Officer.

The CODM reviews net income, as reported in the consolidated financial results from continuing operations, when making decisions about allocating resources and evaluating financial performance. The CODM uses net income to evaluate the overall capital allocation strategy in deciding whether to reinvest profits into capital expenditures, or into other parts of the business such as paying down debt, paying dividends, or for acquisitions.

The segment’s accounting policies are the same as those described in Note 2. Summary of Significant Accounting Policies. The measure of segment assets is reported on the consolidated balance sheets as total assets.
Revenue from external customers, which is based on the geographical location of our customers, is as follows:

	For the year ended December 31,
($ in millions)	2024	2023	2022
U.S.	1,199	1,237	1,206
Italy	968	934	1,039
Rest of Europe	199	208	210
All other	146	150	142
Total	2,512	2,529	2,597
Revenue from one customer represented approximately 35%, 34%, and 30% of revenue from continuing operations in 2024, 2023, and 2022, respectively.
Long-lived assets, which are comprised of Systems & Equipment and PPE, are based on the geographical location of the assets as follows:

	December 31,
($ in millions)	2024	2023
U.S.	540	551
Italy	52	66
Rest of Europe	56	62
All other	17	18
Total	665	697

	For the year ended December 31,
($ in millions)	2024	2023	2022
Expenditures for long-lived assets	128	133	146